UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (205) 250-8700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02, Item 7.01	Results of Operations and Financial Condition; Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index

Item 2.02, Item 7.01 Results of Operations and Financial Conditions; Regulation FD Disclosure
On October 25, 2007, Colonial Properties Trust (the “Company”) announced its financial results for the third quarter and year to date period ended September 30, 2007. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Financial Highlights for the quarter and year to date period ended September 30, 2007 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits

Exhibit No.	Description

99.1	Colonial Properties Trust 3rd Quarter 2007 Earnings press release dated October 25, 2007.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended September 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: October 25, 2007	By:	/s/ John E. Tomlinson
		Name:	John E. Tomlinson
		Title:	Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Colonial Properties Trust 3rd Quarter 2007 Earnings press release dated October 25, 2007.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended September 30, 2007.